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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as depositor under an Indenture dated as of January 28, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)

                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                                     333-119899                        92-0181950
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(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)

7515 Irvine Center Drive
Irvine, California                                                                        92618
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(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 341-2000.



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PEOPLE'S CHOICE HOME LOAN SECURITIES
                                           CORP.

                                           By: /s/ Brad Plantiko
                                               --------------------------------
                                           Name:   Brad Plantiko
                                           Title:  CFO

Dated: January 24, 2005

                                  EXHIBIT INDEX



Exhibit
Number            Description
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25.1 Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.